Exhibit 99.1

Exhibit 99.1

Keefe, Bruyette & Woods

Community Bank Investor Conference August 2011

Cautionary Statements

This presentation contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . Management of Ameris Bancorp (the “Company”) uses these non-GAAP measures in its analysis of the Company’s performance. These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period. The Company’s management believes that investors may use these non-GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Tangible common equity and Tier 1 capital ratios are non-GAAP measures. The Company calculates the Tier 1 capital using current call report instructions. The Company’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of the Company. These capital measures may, or may not be necessarily comparable to similar capital measures that may be presented by other companies.

This presentation may contain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s results of operations and financial condition.

Corporate Profile

•	Headquartered in Moultrie, Georgia

•	Founded in 1971 as the American Banking Company

•	Historically grown through acquisitions of smaller banks in areas close to existing operations

•	Recent growth through de novo expansion strategy and 8 FDIC-assisted transactions

•	Four state footprint with 59 offices

•	Approximately 689 FTEs managing 200,000 core customer accounts

•	Assets – $2.9 billion Loans – $1.9 billion Deposits – $2.5 billion

Huntsville

Birmingham

Montgomery

Dothan

Mobile

Atlanta

Columbus

Albany

Tallahassee

Macon

Alabama

Georgia

Augusta

Greenville

Spartanburg

Columbia

South Carolina

Charleston

Savannah

Moultrie

Jacksonville

Florida

Orlando

Tampa

Ft. Myers

Miami

Experienced Management Team

NAME / POSITION

EXPERIENCE (Banking / Ameris)

PREVIOUS EXPERIENCE

Edwin W. Hortman Jr. Chief Executive Officer 31/13 Colony Bankcorp, Inc.

Andrew B. Cheney EVP & Chief Operating Officer 35/2 Barnett Bank, Mercantile Bank

Dennis J. Zember Jr.

EVP & Chief Financial Officer

18/6 Flag Financial Corporation

Jon S. Edwards

EVP & Chief Credit Officer

27/12 NationsBank, Federal Reserve

Cindi H. Lewis EVP, Chief Administrative Officer & Corporate Secretary 35/35 Officer at Ameris Bank since 1987

Management and Board Ownership of Approximately 15%

Current Focus

Position Ameris Bank as a Consolidator in our 4 Southeastern States

-FDIC Assisted acquisitions – Slowing pipeline of opportunities but our markets still have majority of potential deals. Interest in both Strategic (builds market share) and Financial (builds excess TCE and T1 capital)

-Traditional M&A – Rapidly growing pipeline of opportunities in our footprint on larger, thinly capitalized institutions

Continue Improving Credit Quality

-Continue 4 quarter trend on declining levels of NPAs

• 2011 pace of “in-migration” only 1/3rd of 2010 pace

• NPLs down 36% from their peak

-Aggressively value and dispose of OREO to drive decreases in NPAs

Position the Company to Realize a normal ROA as soon as Possible

-Build momentum on loan volumes and growth to realize the revenue opportunity from reinvesting the $700 million of short-term assets and non-earning assets

-Build unique non-interest lines of businesses to drive non-interest income over 1.00% of total assets by 2013

-Gain operating leverage from continued consolidation. Significantly reduce non-provision credit related costs

Loan Portfolio Detail

Covered 26%

Agriculture 9%

C&I 6%

Construction 8%

Consumer Installment & Residential 20%

Owner Occupied CRE 15%

Non-owner occupied CRE 16%

Loan Portfolio Detail – 6/30/11

Loan Type

Average Loan Size

Average Rate

Commercial R/E $ 333,474 5.62%

C&D 118,944 5.45

Residential 66,198 5.99

C&I 52,690 5.75

Consumer 6,775 7.19

Agriculture 166,396 6.09

Total $ 80,329 5.79%

• Diversified loan portfolio across five regions

– Inland Georgia – 44% – South Carolina – 14%

– Coastal Georgia – 20% – Florida – 13%

– Alabama – 9%

• In-house lending limit of $5 million versus $75 million legal limit

– 3 loans greater than $5 million

• Loan participations less than 1.00% of total loans

• Low average loan size ($80k)

• Aggressive management of concentrations of credit

• Top 25 relationships are only 10.5% of total loans

C&D and CRE Detail (in millions)

C&D Portfolio

Owner Occupied

Spec / model homes

Misc.

Pre-sold homes

Raw-agriculture

Commercial construction

Subdivisions

Raw land-residential

Raw land-commercial

Buildable lots

$1.7 $2.8 $2.8 $6.5 $8.9

$10.2

$14.3

$22.5

$23.8

$49.9

- Reduced exposure by $235mm or 61% since peak

- Average LTV is 66%

- Average appraisal age is 12 months

- 33% of all 2010 NCO’S

$0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0

CRE Portfolio (Non Owner-Occupied)

Land / Golf Courses

Auto Dealerships

Restaurant / C-stores

Misc

Comm / Res Rental

Strip Centers

Retail Properties

Warehouse

Hotels / Motels

Offices

Apartments

$6.1 $7.7 $11.3 $11.5 $17.7

$28.6 $35.1 $38.0 $39.1

$44.1 $46.2

$0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0

- 48% of our CRE portfolio is owner-occupied

- Average CRE loan is $333k

Data as of 6/30/11; excludes covered loans

Credit Quality

Trends in NPA’S

100 75 50 25 0

Q2 ‘09 Q3 ‘09 Q4 ‘09 Q1 ‘10 Q2 ‘10 Q3 ‘10 Q4 ‘10 Q1 ‘11 Q2 ‘11

NPLs OREO

OREO

• Values are appropriate for sale to end users. Investor sales require larger discounts.

• Averaging $10mm of sales per quarter (YTD 2011). Realized 85% of carrying balance in YTD 2011 and 87% in 2010.

Breakdown of OREO by Type

• 5 Quarterly decreases in NPLs. Down 36% from their peak levels over 2 years ago.

• In-migration of new non-accrual loans

• $9.0 million in 2Q 2011 vs. $35.6 million in

2Q 2010

• $20.1 million in 1H 2011 vs. $64.2 million in

1H 2010

CML Properties, $17.70 , 30%

CML Land, $12.90 , 22%

SFR, $5.60 , 10%

Subdiv & lots, $12.40 , 21%

RRE Land, $9.30 , 16%

AGRE Land, $0.80 , 1%

Credit Cycle

Cumulative losses in Current Economic Cycle (1)

12.0% 8.0% 4.0% 0.0%

5.9% 3.5% 5.2% 3.0% 2.5% 4.0%

9.6% 9.1% 8.5% 7.1% 7.8%

2008 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11

ABCB Cycle Chargeoffs ABCB Cycle Projection

• Analysis and trends shows that Ameris Bank is over 85% through the current cycle

• Unlikely that remaining losses (charge-offs and OREO losses) will outpace current levels of PTPP

Conservative Carrying Values of Classified Assets(2)

$180 $90 $0

$119.6

$58.4 $47.0 $32.0

Classified-Accruing-54.8% Non-Accruing-39.3%

Original Appraisal Current Book Balance-Net

• Only $40.2 million of accruing substandard loans at June 2011. Down 44% from the peak in June 2009.

• Non-Accrual loans held at 39.3% of original appraisal (49.2% of original loan amount).

(1) Cumulative losses defined as provision for loan losses plus (gains)/losses on the sale of OREO (2) Net Book balance of classified loans and non-accruing loans is net of specific LLRs

Second Quarter Update

dollars in millions, except per share data Q2 ‘10 Q3 ‘10 Q4 ‘10 Q1 ‘11 Q2 ‘11

BALANCE SHEET

Assets $2,422 $2,435 $2,991 $2,918 $2,857

Loans, net 1,651 1,614 1,896 1,837 1,812

Tang Common Equity / Assets 9.17% 9.08% 7.36% 7.51% 7.78%

Tangible Book Value $9.43 $9.35 $9.22 $9.20 $9.34

PERFORMANCE

Pre-tax, pre-credit earnings $11,876 $11,847 $12,495 $12,593 $13,491

Diluted earnings per share -0.18 -0.07 0.04 0.02 0.06

Net interest margin (TE) (2) 4.01% 4.04% 3.88% 4.04% 4.21%

Efficiency ratio 63.35 70.08 62.15 69.59 65.08

CREDIT QUALITY (1)

NPAs / Assets 5.62% 5.67% 4.62% 4.48% 4.27%

NCOs / Avg loans 4.22 2.14 2.87 1.88 2.50

Reserves / Loans 2.25 2.33 2.52 2.63 2.54

Reserves / NPLs 36.37 37.99 43.61 51.82 57.02

(1) Excludes covered assets, where applicable

(2) Excludes non-recurring amounts in 2Q 10 and 2Q11

Local Deposit Customers drive Profitability

•18. 3%- Annualized rate of increase in Non-interest Bearing Demand since Darby Transaction (Nov 2010)

•61. 2%- Percentage of deposits in retail oriented transaction style accounts

• 96. 0%- Percentage of Bank’s total funding through deposits that “walks through our front doors” (2Q ‘11)

•15%-Additional funding through retail deposit sources over our UBPR peer group (March 2011)

Retail Funding as a % of total Funding

Deposit Composition – 6/30/11

100% 90% 80% 70% 60% 50%

95% 81% 80% 71%

Q3 ‘08 Q1 ‘09 Q3 ‘09 Q1 ‘10 Q3 ‘10 Q1 ‘11

ABCB UBPR Peer Group $1b-$3b

DDA, 13%

MMDA, 22%

NOW & Sav, 27%

Retail Time, 35%

Brokered, 3%

Strong Core Operating Performance

Pre-Tax, Pre-Credit Earnings (1) ($000s)

$17,500 $14,000 $10,500 $7,000 $3,500 $-

$9,588 1.94% 1.95%

1.86%

1.77%

1.72% 1.70%

1.66%

$13,491

2.50% 2.00% 1.50% 1.00% 0.50%

Q4 ‘09 Q1 ‘10 Q2 ‘10 Q3 ‘10 Q4 ‘10 Q1 ‘11 Q2 ‘11

PTPP ROA

4.30 4.05 3.80 3.55 3.30

Net Interest Margin (2) (%)

4.11

3.92

3.66

4.15 4.21 4.08 4.07

3.73

ABCB UBPR Peer Group $1b-$3b

Q4 ‘09 Q1 ‘10 Q2 ‘10 Q3 ‘10 Q4 ‘10 Q1 ‘11 Q2 ‘11

Additional Upside

• $3.2 million – Annualized savings recognized during second quarter 2011 from consolidation activities associated with recent FDIC assisted acquisitions (Includes staffing adjustments, conversions, consolidation of 4 branches & corp locations) • $37.5 million – Net Interest Revenue opportunity from investing approximately $750 million of cash (or assets expected to convert to cash in 24 months) on current balance sheet (Using 1Q 2011 earning asset yield)

• 13.6%-Net reduction in normalized operating expenses (normalizes non-provision credit costs & “excess” FDIC insurance totals $16.6 million (annualized) compared to foregone compensation of $5.1 million (annualized))

(1) Credit expenses include provision, OREO losses, problem loan expense and interest reversals on non-accrual loans Excludes non-recurring charges for goodwill impairment of $54.8 million

(2) Ameris Bank net interest margin on a fully taxable-equivalent basis, excludes H/C level TRUPs

FDIC-Assisted Acquisitions

Acquisition Date

Bank

Assets, FV

Deposits, FV

Discount Bid

Deposit Premium

Pretax Gain/(Goodwill)

American United Bank Oct-09 120,994 100,470 (19,645) 262 12,445

United Security Bank Nov-09 169,172 141,094 (32,615) 228 26,121

Satilla Community Bank May-10 84,342 75,530 (14,395) 92 8,208

First Bank of Jacksonville Oct-10 77,705 71,869 (4,810) — 2,382

Tifton Banking Company Nov-10 132,036 132,939 (3,973) — (955)

Darby Bank & Trust Nov-10 448,311 444,100 (45,002) — 4,211

One Georgia Bank (a) Jul-11 184,344 160,711 (22,500) — 6,000

High Trust Bank (a) Jul-11 183,880 170,967 (33,500) — 14,308

1,400,784 1,297,680 (176,440) 582 72,720

• Line of business-experienced teams managing workout of assets, fair value accounting and data conversions

• Self-funded-acquisition gain plus subsequent earnings have capitalized approximately 5.00% of acquired assets

• Serious about Cost Savings – 9 of the 22 offices acquired have been closed or are scheduled to close before EOY 2011

(a) Preliminary estimate of fair value to be finalized by end of 3rd quarter 2011

Significant Capital Strength

Stable Tangible Book Value per Share

$12.00 $10.00 $8.00 $6.00 $4.00

$10.10 $9.94 $9.90 $9.43 $9.35 $9.34 $9.22 $9.20

Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Proforma

Significant Capital left to Leverage

• Most recent FDIC-assisted acquisitions will be accretive to capital ratios

• Additional growth of $915 million possible (leverages T1 Leverage to 8.00%) with no additional earnings or capital raise

• Repaying TARP with existing capital would leave Ameris Bank with 9.00% T1 Leverage and 15.5% T1 RBC

• Proforma TBV with recently announced FDIC-assisted acquisitions increases TBV to approx. $9.90 per share

• Successfully earned our way through the economic cycle with strong core earnings from our “core/relationship” oriented balance sheet

20.00% 16.00% 12.00% 8.00% 4.00%

18.08% 18.01% 18.21% 17.62% 17.82%

13.25% 13.38%

12.19% 12.01%

11.05% 10.58%

9.61% 10.15%

9.26%

Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11

(1) Tangible book value per share adjusted for stock dividends

Potential Consolidation Opportunities

(data for banks in our four state footprint)

“Loss -Share” M&A Opportunities (2)

“Loss-Share” M&A

• 24% of all banks under $2 billion in our four states have Tx ratio over 100%

• Majority remaining are smaller banks where consolidation opportunities would favor Ameris Bank

• Average assets of about $280 million

• Intense regulatory pressure to “make something happen” on

capital levels and problem assets

• Average Tier 1 leverage (incl h/c debt) of 5.05%

Traditional M&A Opportunities (1)

170 145 120 95 70

162 158 156 156 157 148

144 145

129

107

4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11

170 130 90 50

159 155 153 151 150 148 137 109 81 60

4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11

“Traditional” M&A

• 23% of all banks under $2 billion in our four states have Tx ratio over 100%

•Steady levels of about 150 banks with Tx ratios between 50% and 100%

• Credit marks in purchase transaction are very punitive given levels of classified assets and limit acquirers ability to maintain TBV levels in recapitalization

• These banks are receiving significant pressure from regulatory agencies to strategically develop sources of capital and a rapid path to profitability.

• Average assets of $320 million

(1) Banks in Ga, Fl, Al and SC with Texas Ratio over 50% but below 100%. Total assets under $2 billion. Excludes banks with covered assets (2) Banks in Ga, Fl, Al and SC with Texas Ratio over 100%. Total assets under $2 billion. Excludes banks with covered assets

Keefe, Bruyette & Woods

Community Bank Investor Conference

August 2011